UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2009

City Language Exchange Incorporated

(Exact name of registrant as specified in its charter)

Delaware	333-141521	20-5433090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6021 Roxton Road Halifax, Nova Scotia, Canada	B3H 1H4
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (904)_478-5065

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

CURRENT REPORT ON FORM 8-K

CITY LANGUAGE EXCHANGE INCORPORATED

December 23, 2009

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 23, 2009, we issued a senior secured promissory note to our largest stockholder, Vision Opportunity Master Fund, Ltd., in the principal amount of $250,000.  The note bears interest at 8% per annum, is secured by all our assets and matures on June 30, 2010.  The proceeds of the note are intended to be used by us to provide interim funding to a potential acquisition target.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Senior Secured Promissory Note, dated December 23, 2009, issued by City Language Exchange Incorporated to Vision Opportunity Master Fund, Ltd. in the principal amount of $250,000.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITY LANGUAGE EXCHANGE INCORPORATED

Date: December 23, 2009	By:	/s/ Jonathan White
Jonathan White President, Chief Executive Officer and Chief Financial Officer
Title